UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

OncoSec Medical Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

OncoSec Advertisement 1 (Facebook and Verizon Oath Native)

OncoSec Shareholders: Vote FOR on the WHITE Proxy Card

Additional information about the CGP/Sirtex Transaction can be found here:

www.AdvancingOncoSec.com <AdvancingOncoSec.com>

OncoSec Advertisement 2 (Website Display)

Vote FOR on the WHITE Proxy Card

Additional information about the CGP/Sirtex Transaction can be found here:

www.AdvancingOncoSec.com

LEARN MORE <www.AdvancingOncoSec.com>

OncoSec Advertisement 3 (Website Display)

OncoSec Shareholders: Vote FOR on the WHITE Proxy Card

If you already voted on the WHITE card,

your vote is counted.

NO NEED TO

VOTE AGAIN

LEARN MORE <www.AdvancingOncoSec.com>

OncoSec Advertisement 4 (Website Display)

Vote FOR on the WHITE Proxy Card

www.AdvancingOncoSec.com

LEARN MORE <AdvancingOncoSec.com>

OncoSec Advertisement 5 (Website Display)

Vote FOR on the WHITE Proxy Card Today

AdvancingOncoSec.com <AdvancingOncoSec.com>

OncoSec Advertisement 6 (Facebook and Verizon Oath Native)

Are you a shareholder of OncoSec (Nasdaq: ONCS)?

Vote FOR on the WHITE Proxy Card Today!

<AdvancingOncoSec.com>

OncoSec Advertisement 7 (Website Display)

Are you a shareholder of OncoSec (Nasdaq: ONCS)?

Vote FOR on the WHITE Proxy Card Today!

www.AdvancingOncoSec.com

LEARN MORE <AdvancingOncoSec.com>

OncoSec Advertisement 8 (Facebook and Verizon Oath Native)

Vote FOR on the WHITE Proxy Card

OncoSec Shareholders: Vote FOR on the WHITE Proxy Card Today!

<AdvancingOncoSec.com>

OncoSec Advertisement 9 (Website Display)

Vote FOR on the WHITE Proxy Card

If you already voted on the WHITE card,

your vote is counted.

NO NEED TO

VOTE AGAIN

LEARN MORE <www.AdvancingOncoSec.com>